EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the REX ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the REX ETF Trust for the period ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the REX ETF Trust for the stated period.

/s/ Greg King	/s/ Robert Rokose
Greg King Principal Executive Officer, REX ETF Trust	Robert Rokose Principal Financial Officer, REX ETF Trust

Dated:	9/5/25	Dated:	9/5/25

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by REX ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.